Finance Costs (Tables)	12 Months Ended
Jun. 30, 2026
Analysis of income and expense [abstract]
Disclosure of Finance Costs

	SA Rand
Figures in million	2026	2025	2024
Financial liabilities
Borrowings (a)	1 034	266	426
Streaming arrangements (b)	427	—	—
Other creditors and liabilities	55	30	35
Total finance costs from financial liabilities	1 516	296	461
Non-financial liabilities
Time value of money and inflation component of rehabilitation costs	508	521	486
Other finance cost	34	28	68
Streaming arrangements	—	1	18
Total finance costs from non-financial liabilities	542	550	572
Total finance costs before interest capitalised	2 058	846	1 033
Interest capitalised (c)	(130)	(148)	(237)
Total finance costs	1 928	698	796
(a)The increase in finance costs on borrowings for 2026 is as a result of higher borrowings due to a large drawdown from the
US$1.25 billion bridge facility during the 2026 financial year. Refer to note 30 for further detail.
The decrease in finance costs on borrowings for 2025 and 2024 is as a result of lower borrowings due to repayments during the 2024 financial year and minimal drawdowns during the 2025 financial year.
(b)The streaming arrangements were part of the acquisition of MAC Copper and originated when MAC Copper entered into copper and silver streaming arrangements with OR Royalties on 16 June 2023. Refer to note 29 for further detail.
(c)The capitalisation rate used to determine capitalised borrowing costs is:

	Percent (%)
	2026	2025	2024
Capitalisation rate	6.8	7.5	8.2